UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2004, HomeBanc Corp. (the “Company”) issued a press release announcing results of operations for the Company for the three and nine month periods ended September 30, 2004.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the three and nine month periods ended September 30, 2004 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01.	Regulation FD Disclosure.

On November 9, 2004, the Company made available the presentation materials (the “Presentation Materials”) to be used by participants in the Company’s earnings call at 10:30 a.m., Eastern time, on November 10, 2004.

Pursuant to General Instruction B to Current Report on Form 8-K, the Presentation Materials are attached to this Current Report as Exhibit 99.2 and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the Presentation Materials filed as Exhibit 99.2 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.2 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated November 9, 2004.*

99.2	Presentation Materials for the Company’s earnings call on November 10, 2004.*

*	As described in Items 2.01 and 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: November 10, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated November 9, 2004.*

99.2	Presentation Materials for the Company’s earnings call on November 10, 2004.*

*	As described in Items 2.01 and 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.